                                                                     EXHIBIT 4.1


                          INCORPORATED UNDER THE LAWS
                           OF THE STATE OF DELAWARE

  NUMBER                                                                  SHARES

                           WORLDQUEST NETWORKS, INC.

COMMON STOCK                                                   CUSIP 98156W 10 5

                                             SEE REVERSE FOR CERTAIN DEFINITIONS



THIS CERTIFIES THAT



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF
                           WORLDQUEST NETWORKS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Delaware and to all of the provisions of the Certificate of Incorporation and the Bylaws of the Corporation, as amended from time to time (copies of which are on file at the office of the Corporation), to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be affixed hereto.

                                   DATED:

                                   COUNTERSIGNED AND REGISTERED

                                   AMERICAN STOCK TRANSFER & TRUST COMPANY


  CHAIRMAN OF THE BOARD             BY             TRANSFER AGENT AND REGISTRAR.



  SECRETARY                                        AUTHORIZED SIGNATURE
                                   Corporate
                                     Seal
                                     1999
                                   Delaware

     The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred or special class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred or special class. Such request may be made to the Secretary of the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common              UNIF GIFT MIN ACT -- ________ Custodian __________
TEN ENT -  as tenants by the entireties                      (Cust)           (Minor)
JT TEN -   as joint tenants with right                   Under Uniform Gifts to Minors
           of survivorship and not as                    Act____________________________
           tenants in common                                                         (State)

    Additional abbreviations may also be used though not in the above list.


For Value Received, __________________________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------

________________________________________________________________________________


________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP COD OF ASSIGNEE

________________________________________________________________________________

__________________________________________________________________________Shares
of the Stock represented by the within Certificate and do hereby irrevocably constitute and appoint

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.


Dated ________________________________

                      NOTICE:
            THE SIGNATURE(S) TO THIS          X________________________________
            ASSIGNMENT MUST CORRESPOND                  (SIGNATURE)
            WITH THE NAME(S) AS WRITTEN
            UPON THE FACE OF THE
            CERTIFICATE IN EVERY
            PARTICULAR, WITHOUT
            ALTERATION OR ENLARGEMENT         X________________________________
            OR ANY CHANGE WHATEVER                      (SIGNATURE)


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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION AS
DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
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SIGNATURE(S) GUARANTEED BY:





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